SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 21, 1999


                         UNITED TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


               001-00812                              06-0570975
         (Commission File No.)             (IRS Employer Identification No.)


                United Technologies Building, One Financial Plaza
                           Hartford, Connecticut 06101
          (Address of principal executive offices, including ZIP code)



                                 (860) 728-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

            On February 22, 1999, United Technologies Corporation, a Delaware corporation (the "Company"), and Sundstrand Corporation, a Delaware corporation ("Sundstrand"), issued a joint press release announcing that they had entered into an Agreement and Plan of Merger (the "Agreement"), pursuant to which Sundstrand will merge with HSSail Inc., a wholly owned subsidiary of the Company and a Delaware corporation, and become a wholly owned subsidiary of the Company (the "Merger"). Consummation of the Merger is conditioned upon, among other things, the requisite approval of the holders of common stock of Sundstrand and customary regulatory and governmental approvals.

            The foregoing description of the Agreement and press release is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference, and to the press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

      (c)   Exhibits.

            2.1 Merger Agreement, dated as of February 21, 1999, among United Technologies Corporation, HSSail Inc. and Sundstrand Corporation.

            99.1 Press Release, dated as of February 22, 1999, jointly issued by United Technologies Corporation and Sundstrand Corporation.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 23, 1999

                                    UNITED TECHNOLOGIES CORPORATION

                                    By:  /s/ William H. Trachsel
                                        ---------------------------
                                    Name:  William H. Trachsel
                                    Title: Senior Vice President, General
                                           Counsel and Secretary








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


                                  EXHIBIT LIST


  Exhibit                          Description
    No.

     2.1 Merger Agreement, dated as of February 21, 1999, among United Technologies Corporation, HSSail Inc. and Sundstrand Corporation.

    99.1 Press Release, dated as of February 22, 1999, jointly issued by United Technologies Corporation and Sundstrand Corporation.








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